                   AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT

         This Amendment No. 3 to Asset Purchase Agreement, dated as of
August 17, 1999 (this "Amendment"), is made and entered into by and among Livent Inc., an Ontario corporation ("Livent"); Livent International Inc., a Barbados corporation ("Livent International"); Livent (U.S.) Inc., a Delaware corporation ("Livent U.S."); Livent Realty (New York) Inc., a Delaware corporation ("Livent N.Y."); Livent Realty (Chicago) Inc., a Delaware corporation ("Livent Chicago," and together with Livent, Livent International, Livent U.S. and Livent N.Y., collectively, the "Livent Entities"); Ernst & Young, Inc., a Canadian corporation, in its capacity as court appointed monitor in connection with the application of Livent under the Companies' Creditors Arrangement Act ("E&Y", and together with the Livent Entities collectively, the "Sellers"); and SFX Entertainment, Inc., a Delaware corporation (the "Buyer"). Capitalized terms used but not otherwise defined herein shall have the meaning accorded such terms in th Purchase Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Livent Entities and the Buyer are parties to that certain Asset Purchase Agreement, dated as of May 28, 1999, as amended as of June 14, 1999 and July 8, 1999 (as so amended, the "Purchase Agreement");

         WHEREAS, the parties hereto desire to enter this additional amendment to the Purchase Agreement in connection with the proposed extension of the run of "The Phantom of the Opera" at the Pantages Theater in Toronto, Canada for the period September 28, 1999 through October 31, 1999 and certain advertising expenditures in connection therewith, as set forth herein;

         NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

         1. Sellers and Buyer agree that Livent shall expend up to a maximum of $600,000 (Canadian) (the "Maximum Advertising Amount") in additional advertising, publicity and promotion specifically directed to the extended run of Phantom in a manner consistent with the schedule and budget of expenditures set forth in Exhibit "A" hereto (the " Phantom Extension Media Campaign").

         2. The Initial Cash Amount as referenced in Section 2.2 of the Purchase Agreement shall be increased by that portion of the Maximum Advertising Amount actually expended by Livent as of the Closing, as confirmed by a certification, duly executed by a senior financial officer of Livent, delivered to Buyer at the Closing with appropriate summary documentation. Any refund, credit, rebate, barter, exchange or right to reimbursement in respect of expenditures made on the Phantom Extension Media Campaign shall, from and after the

Closing, be the property of the Buyer and Sellers hereby assign, effective as of the Closing, all rights they may have in and to such amounts to the Buyer.

         3. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof), except to the extent that the laws of such state are superseded by the U.S. Bankruptcy Code.

         4. Except as expressly amended herein, all terms of the Purchase Agreement shall remain in full force and effect.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to Asset Purchase Agreement as of the date first above written.


                                       LIVENT INC.

                                       By: /s/ Robert B. Webster
                                          --------------------------------------
                                          Name:  Robert B. Webster
                                          Title: Chief Executive Officer


                                       LIVENT INTERNATIONAL INC.

                                       By: /s/ Daniel D. Brambilla
                                          --------------------------------------
                                          Name:  Daniel D. Brambilla
                                          Title: Chief Operating Officer


                                       LIVENT (U.S.) INC.

                                       By: /s/ Robert B. Webster
                                          --------------------------------------
                                          Name:  Robert B. Webster
                                          Title: Chief Executive Officer


                                       LIVENT REALTY (NEW YORK) INC.

                                       By: /s/ Robert B. Webster
                                          --------------------------------------
                                          Name:  Robert B. Webster
                                          Title: Chief Executive Officer


                                       LIVENT REALTY (CHICAGO) INC.

                                       By: /s/ Robert B. Webster
                                          --------------------------------------
                                          Name:  Robert B. Webster
                                          Title: Chief Executive Officer


                                       SFX ENTERTAINMENT, INC.

                                       By: /s/ Richard A. Liese
                                          --------------------------------------
                                          Name:  Richard A. Liese
                                          Title: Senior Vice President

     This Amendment is acknowledged this 17th day of August, 1999.

                                       ERNST & YOUNG INC.,
                                       in its capacity as court appointed
                                       monitor in connection with the
                                       application of Livent Inc. under the
                                       Companies' Creditors Arrangement Act.


                                       By: /s/ Stuart Clinton
                                          --------------------------------------
                                          Name:  Stuart Clinton
                                          Title: Senior Vice President